UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 24, 2025

LEXARIA BIOSCIENCE CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52138	20-2000871
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 - 740 McCurdy Road, Kelowna, BC Canada	V1X 2P7
(Address of principal executive offices)	(Zip Code)

(250) 765-6424

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share Warrants to Purchase Common Stock	LEXX LEXXW	The Nasdaq Capital Market The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 24, 2025, Lexaria Bioscience Corp., a Nevada corporation (the “Company”), entered into a securities purchase agreement (the “SPA”) with a single institutional investor, pursuant to which the Company agreed to issue and sell to the investor in a registered direct offering (i) 1,925,000 shares (the “Shares”) of common stock, par value $0.001 per share, of the Company (the “Common Stock”) at a purchase price of $1.00 per share, and (ii) pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to 75,000 shares of Common Stock at a purchase price of $0.9999 per Pre-Funded Warrant. Other than the Pre-Funded Warrants, no other warrants were issued to the institutional investor pursuant to the SPA.

The offering was made pursuant to the Company’s shelf registration statement on Form S-3 (File 333-284407), initially filed by the Company with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), on January 22, 2025 and declared effective on January 30, 2025.

The Pre-Funded Warrants are immediately exercisable at an exercise price of $0.0001 and are exercisable until exercised in full.

On April 28, 2025, the Company closed the registered direct offering (the “Offering”), raising gross proceeds of $2 million before deducting placement agent fees and other offering expenses payable by the Company. The Pre-Funded Warrants were exercised in full prior to the closing of the Offering. The Company intends to use the proceeds from the Offering for working capital purposes.

From April 24, 2025 until 90 days of the closing date of the Offering, subject to certain exceptions, the Company may not issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or common stock equivalents, or file any registration statement or any amendment or supplement thereto, other than a prospectus supplement for the Offering.

In connection with the Offering, on February 24, 2025, the Company entered into an engagement agreement, as amended on April 10, 2025 (the “Engagement Agreement”), with H.C. Wainwright & Co., LLC (the “Placement Agent”). Pursuant to the terms of the Engagement Agreement, the Company will pay the Placement Agent a cash fee equal to 7.0% of the gross proceeds of the Offering. The Company will also issue to the Placement Agent, or its designees, warrants to purchase up to 70,000 shares of Common Stock of the Company (the “Placement Agent Warrants”) equal to 3.5% of the aggregate number of Shares and Pre-Funded Warrants issued at the closing. The Placement Agent Warrants are immediately exercisable upon issuance and expire on April 24, 2030, and have an exercise price of $1.25 per share of Common Stock. In addition, the Company will pay the Placement Agent $50,000 for non-accountable expenses and $15,950 for clearing fees.

The foregoing does not purport to be a complete description of the Engagement Agreement, Pre-Funded Warrants, the Placement Agent Warrants, and the SPA are subject to, and  qualified in their entirety by reference to the full text of each such document, which are filed as Exhibits 1.1, 1.2, 4.1, 4.2, and 10.1, respectively, to this Current Report on Form 8-K (this “Form 8-K”) and are incorporated herein by reference.

Sichenzia Ross Ference Carmel, LLP, securities counsel to the Company, delivered an opinion as to the validity of the Shares and Pre-Funded Warrants, a copy of which is filed as Exhibit 5.1 to this Form 8-K and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions, which can be identified by terminology such as “may,” “will,” “expects,” “anticipates,” “aims,” “potential,” “future,” “intends,” “plans,” “believes,” “estimates,” “continue,” “likely to” and other similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements are not historical facts and are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management, including, without limitation, the intended use of proceeds upon consummation of the Offering. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict, many of which are beyond the Company’s control, including, among other things, the Company’s ability to maintain its listing of Common Stock on the Nasdaq Capital Market, and those risks that may be included in the periodic reports and other filings that the Company files from time to time with the SEC, which may cause the Company’s actual results, performance and achievements to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required by applicable law.

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Item 3.02. Unregistered Sales of Equity Securities.

The Placement Agent Warrants and the shares of Common Stock issuable thereunder have not been registered under the Securities Act and were offered pursuant to the exemption from registration provided in Section 4(a)(2) under the Securities Act, and Rule 506(b) promulgated thereunder.

The information contained in Item 1.01 of this Current Report on Form 8-K about the Placement Agent Warrants is hereby incorporated by reference into this Item 3.02.

This Current Report on Form 8-K does not constitute an offer to sell any securities or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 8.01. Other Events.

On April 25, 2025, the Company issued a press release announcing the pricing of the Offering, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01 of this Form 8-K.

On April 28, 2025, the Company issued a press release announcing the closing of the Offering, a copy of which is attached hereto as Exhibit 99.2 and is incorporated by reference into this Item 8.01 of this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Engagement Agreement by and between the Company and H.C. Wainwright & Co., LLC, dated February 24, 2025
1.2	Amendment to Engagement Agreement by and between the Company and H.C. Wainwright & Co., LLC, dated April 10, 2025
4.1	Form of Pre-Funded Warrant
4.2	Form of Placement Agent Warrant
5.1	Opinion of Sichenzia Ross Ference Carmel LLP
10.1	Form of Securities Purchase Agreement
23.1	Consent of Sichenzia Ross Ference Carmel LLP (Contained in Exhibit 5.1 above)
99.1	Press Release, dated April 24, 2025
99.2	Press Release, dated April 28, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEXARIA BIOSCIENCE CORP.

/s/ Richard Christopher
Name: Richard Christopher
Title: Chief Executive Officer, Principal Executive Officer

Date: April 28, 2025

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